UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:    811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Exact Name of Registrant (as specified in charter):

280 Park Avenue New York, NY 10017

Address of Principal Executive Office:

Dana DeVivo

280 Park Avenue

New York, NY 10017

Name and address of agent for service:

Registrant telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    September 30, 2018

Item 1. Schedule of Investments

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2018 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	12.5%
BANKS	4.2%
Bank of America Corp., 6.50%, Series Y(a)		40,675	$1,059,584
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(b)		98,630	2,736,982
GMAC Capital Trust I, 8.099%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(c)		875,374	23,022,336
Regions Financial Corp., 6.375% to 9/15/24, Series B(a),(b)		62,050	1,644,946
Synovus Financial Corp., 6.30% to 6/21/23, Series D(a),(b)		104,000	2,726,880

			31,190,728

FINANCIAL—INVESTMENT BANKER/BROKER	1.7%
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b)		255,821	7,004,379
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		210,980	5,637,386

			12,641,765

INDUSTRIALS—CHEMICALS	1.8%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		290,589	7,840,091
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		192,523	5,049,878

			12,889,969

INSURANCE	2.1%
LIFE/HEALTH INSURANCE	0.7%
MetLife, Inc., 4.00%, (3 Month US LIBOR + 1.000%, Floor 4.00%), Series A (FRN)(a),(c)		206,431	5,197,933

LIFE/HEALTH INSURANCE—FOREIGN	1.2%
Aegon NV, 4.00%, (3 Month US LIBOR + 0.875%, Floor 4.00%), Series I (FRN) (Netherlands)(a),(c)		339,074	8,344,611

REINSURANCE	0.2%
Reinsurance Group of America, Inc., 5.75% to 6/15/26, due 6/15/56(b)		65,600	1,670,832

TOTAL INSURANCE			15,213,376

PIPELINES	1.5%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(b)		309,350	7,807,994
Energy Transfer Partners LP, 7.375% to 5/15/23, Series C(a),(b)		119,956	3,052,880

			10,860,874

REAL ESTATE—NET LEASE	0.8%
VEREIT, Inc., 6.70%, Series F(a)		227,627	5,656,531

UTILITIES	0.4%
SCE Trust IV, 5.375% to 9/15/25, Series J(a),(b)		136,000	3,314,320

		Shares		Value
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$87,821,544)				$91,767,563

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	123.6%
BANKS	38.6%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		36,200	†	3,873,400
BAC Capital Trust XIV, 4.00%, (3 Month US LIBOR + 0.400%, Floor 4.00%), Series G (FRN)(a),(c)		$16,930,000		14,242,362
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		3,335,000		3,501,750
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		8,410,000		8,883,062
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		8,582,000		9,279,287
Citigroup, Inc., 5.95% to 8/15/20, Series Q(a),(b)		5,250,000		5,414,981
Citigroup, Inc., 6.125% to 11/15/20, Series R(a),(b)		5,129,000		5,350,188
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		3,092,000		3,231,140
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		117,000	†	12,226,500
CoBank ACB, 6.125%, Series G(a)		32,250	†	3,241,125
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		6,255,000		6,661,575
Corestates Capital III, 2.884%, (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)(c),(d)		3,000,000		2,797,500
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)		67,500	†	7,256,250
Goldman Sachs Capital II, 4.00%, (3 Month US LIBOR + 0.768%, Floor 4.00%), (FRN)(a),(c)		1,102,000		922,925
Goldman Sachs Group, Inc./The, 5.70% to 5/10/19, Series L(a),(b)		8,450,000		8,532,388
Goldman Sachs Group, Inc./The, 5.375% to 5/10/20, Series M(a),(b)		7,500,000		7,659,375
Goldman Sachs Group, Inc./The, 5.00% to 11/10/22, Series P(a),(b)		3,100,000		2,925,625
JPMorgan Chase & Co., 5.809%, (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(c)		17,500,000		17,596,250
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)		12,400,000		13,547,000
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Z(a),(b)		7,500,000		7,687,500
KeyCorp Capital I, 3.077%, (3 Month US LIBOR + 0.740%), due 7/1/28, (TruPS) (FRN)(c)		3,525,000		3,256,219
Mellon Capital IV, 4.00%, (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(a),(c)		48,635,000		41,820,264
PNC Financial Services Group, Inc., 6.75% to 8/1/21(a),(b)		6,965,000		7,543,095

		Principal Amount		Value
SunTrust Capital III, 2.984%, (3 Month US LIBOR + 0.650%), due 3/15/28, (FRN)(c)		$5,850,000		$5,425,875
US Bancorp, 3.50%, (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A, (FRN)(a),(c)		27,758	†	25,095,675
USB Capital IX, 3.50%, (3 Month US LIBOR + 1.020%, Floor 3.50%), (FRN)(a),(c)		9,878,000		8,840,810
Wachovia Capital Trust II, 2.839%, (3 Month US LIBOR + 0.50%), due 1/15/27, (FRN)(c)		1,000,000		925,000
Wells Fargo & Co., 6.104%, (3 Month US LIBOR + 3.77%) Series K (FRN)(a),(c)		29,490,000		29,923,208
Wells Fargo & Co., 5.90% to 6/15/24, Series S(a),(b)		1,000,000		1,016,250
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		9,000,000		9,478,260
Wells Fargo Capital X, 5.95%, due 12/1/36, (TruPS)		5,893,000		6,334,975

				284,489,814

BANKS—FOREIGN	33.5%
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)(a),(b),(e),(f)		4,000,000		5,201,506
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)(a),(b),(e),(f)		2,000,000		2,507,846
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)		5,400,000		5,409,779
Bankia SA, 6.375% to 9/19/23 (EUR) (Spain)(a),(b),(e),(f)		3,400,000		4,015,983
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)(a),(b),(f)		7,000,000		7,035,000
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)		5,200,000		5,388,646
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)(a),(b),(f)		6,095,000		6,156,145
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(f)		1,000,000		1,052,450
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(d),(f)		12,100,000		12,735,250
Cooperatieve Rabobank UA, 11.00% to 6/30/19, 144A (Netherlands)(a),(b),(d)		21,275,000		22,535,544
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(f)		8,550,000		9,426,255
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)		7,100,000		7,286,375
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(f)		2,463,000		2,598,145
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(f)		7,000,000		7,218,750
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (EUR) (Germany)(a),(b),(e),(f)		1,200,000		1,355,165
DNB Bank ASA, 5.75% to 3/26/20 (Norway)(a),(b),(e),(f)		1,900,000		1,904,773
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b),(e),(f)		7,800,000		8,005,748
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(d)		3,530,280		4,370,487

	Principal Amount	Value
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	$6,695,000	$9,912,751
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)(a),(b),(f)	5,000,000	4,987,500
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)(a),(b),(f)	3,800,000	3,777,352
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(f)	5,800,000	5,763,750
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b),(f)	9,800,000	10,167,500
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b),(e),(f)	5,400,000	5,494,403
Intesa Sanpaolo SpA, 7.00% to 1/19/21, Series EMTN (EUR) (Italy)(a),(b),(e),(f)	600,000	717,151
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(d),(f)	800,000	773,008
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(f)	6,050,000	6,254,187
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d),(f)	2,800,000	2,562,000
Nationwide Building Society, 10.25% (GBP) (United Kingdom)(a),(e)	1,930,000	3,767,055
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)(a),(b),(f)	1,600,000	1,642,000
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	3,859,000	4,847,869
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(f)	15,000,000	16,106,250
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)(a),(b),(e),(f)	5,400,000	5,446,570
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d),(f)	7,200,000	7,443,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(f)	4,489,000	4,661,826
Standard Chartered PLC, 6.50% to 4/2/20, 144A (United Kingdom)(a),(b),(d),(f)	2,600,000	2,597,769
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d),(f)	2,600,000	2,678,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(f)	3,000,000	3,075,000
Swedbank AB, 6.00% to 3/17/22 (Sweden)(a),(b),(e),(f)	6,400,000	6,493,491
UBS Group AG, 6.875% to 3/22/21 (Switzerland)(a),(b),(e),(f)	2,749,000	2,836,322
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)	3,400,000	3,618,239
UBS Group AG, 7.125% to 2/19/20 (Switzerland)(a),(b),(e),(f)	6,300,000	6,461,469
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b),(e),(f)	9,400,000	9,878,761

		Principal Amount		Value
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (EUR) (Italy)(a),(b),(e),(f)		$600,000		$698,261

				246,865,331

ELECTRIC—INTEGRATED ELECTRIC	1.6%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(b)		6,200,000		6,316,250
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		5,500,000		5,788,750

				12,105,000

FINANCIAL	2.2%
DIVERSIFIED FINANCIAL SERVICES	0.7%
State Street Corp., 5.25% to 9/15/20, Series F(a),(b)		5,152,000		5,257,616

INVESTMENT BANKER/BROKER	1.5%
Charles Schwab Corp./The, 7.00% to 2/1/22(a),(b)		9,785,000		10,812,425

TOTAL FINANCIAL				16,070,041

FOOD	0.8%
Dairy Farmers of America, Inc., 7.875%, 144A(a),(d),(g),(h)		55,000	†	5,591,740

INDUSTRIALS—DIVERSIFIED MANUFACTURING	3.8%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b)		28,550,000		27,868,369

INSURANCE	30.6%
LIFE/HEALTH INSURANCE	7.7%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(d)		8,100,000		9,963,000
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		8,300,000		11,205,000
MetLife, Inc., 5.25% to 6/15/20, Series C(a),(b)		10,715,000		10,881,083
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		2,600,000		2,590,250
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b)		16,208,000		16,917,100
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42(b)		2,507,000		2,654,286
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(b)		2,500,000		2,543,750

				56,754,469

LIFE/HEALTH INSURANCE—FOREIGN	14.0%
Aegon NV, 3.021%, (10-year USISDA + 0.10%, Cap 8.50%), (FRN) (Netherlands)(a),(c),(e)		20,985,000		17,080,867
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)(a),(b),(d)		11,000,000		10,285,000
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		5,100,000		5,197,971
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		4,150,000		4,492,375
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(e)		1,703,000		1,837,196

		Principal Amount	Value
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, due 4/23/48, 144A (South Korea)(b),(d)		$6,800,000	$6,502,629
La Mondiale Vie, 7.625% to 4/23/19 (France)(a),(b),(e)		12,050,000	12,341,092
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(b),(d)		17,235,000	17,515,069
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(b),(d)		8,300,000	8,227,375
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(d)		7,200,000	7,326,000
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(d)		11,100,000	12,043,500

			102,849,074

MULTI-LINE	2.1%
Hartford Financial Services Group, Inc./The, 4.439%, (3 Month US LIBOR + 2.125), due 2/12/47, 144A, Series ICON (FRN)(c),(d)		12,885,000	12,144,112
Nationwide Mutual Insurance Co., 4.624%, (3 Month US LIBOR + 2.290%), due 12/15/24, 144A, (FRN)(c),(d)		3,125,000	3,125,078

			15,269,190

MULTI-LINE—FOREIGN	0.6%
AXA SA, 1.088%, (EUAMDB10 + 0.050%, Cap 8.00%), (FRN) (EUR) (France)(a),(c)		5,000,000	4,713,470

PROPERTY CASUALTY	1.7%
Liberty Mutual Group, Inc., 7.80%, due 3/15/37, 144A(d)		2,708,000	3,175,130
Liberty Mutual Group, Inc., 5.239%, (3 Month US LIBOR + 2.905%), due 3/15/37, 144A, (FRN)(c),(d)		9,825,000	9,603,938

			12,779,068

PROPERTY CASUALTY—FOREIGN	2.7%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)(b),(d)		3,000,000	3,262,500
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(e)		6,755,000	7,092,750
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(e)		4,000,000	3,997,272
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(e)		5,300,000	5,381,111

			19,733,633

		Principal Amount		Value
REINSURANCE—FOREIGN	1.8%
Aquarius + Investments PLC, 6.375% to 9/1/19, due 9/1/24 (Ireland)(b),(e),(f)		$13,055,000		$13,343,724

TOTAL INSURANCE				225,442,628

INTEGRATED TELECOMMUNICATIONS SERVICES	1.4%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(d)		4,500	†	4,860,000
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(b),(e)		5,550,000		5,535,104

				10,395,104

MATERIAL—METALS & MINING	2.9%
BHP Billiton Finance USA Ltd., 6.25% to 10/19/20, due 10/19/75, 144A (Australia)(b),(d)		6,000,000		6,273,000
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(d)		13,700,000		15,052,875

				21,325,875

PIPELINES	2.2%
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)		5,500,000		5,403,750
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		10,173,000		10,414,609

				15,818,359

REAL ESTATE—FINANCE	0.6%
AT Securities BV, 5.25% to 7/21/23 (Netherlands)(a),(b),(e)		5,000,000		4,735,000

UTILITIES	5.4%
ELECTRIC UTILITIES	0.7%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series B(b)		4,980,000		5,051,516

ELECTRIC UTILITIES—FOREIGN	3.8%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		12,270,000		13,128,900
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		13,192,000		14,643,120

				27,772,020

MULTI-UTILITIES	0.9%
NiSource, Inc., 5.65% to 6/15/23, 144A(a),(b),(d)		6,750,000		6,690,937

		Principal Amount	Value
TOTAL UTILITIES			$39,514,473

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$878,856,678)			910,221,734

CORPORATE BONDS	2.7%
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.8%
General Motors Financial Co., Inc., 3.327%, (3 Month US LIBOR + 0.99%), due 1/5/23, (FRN)(c)		$5,500,000	5,513,027

REAL ESTATE	1.0%
FINANCE	0.3%
iStar, Inc., 6.00%, due 4/1/22		2,500,000	2,525,000

HEALTH CARE	0.7%
Sabra Health Care LP/Sabra Capital Corp., 5.50%, due 2/1/21		5,000,000	5,090,625

TOTAL REAL ESTATE			7,615,625

SPECIALTY	0.5%
Equinix, Inc., 2.875%, due 2/1/26 (EUR) (United States)		3,000,000	3,440,744

TELECOMMUNICATION—COMMUNICATIONS	0.4%
Vodafone Group PLC, 3.329%, (3 Month US LIBOR + 0.99%), due 1/16/24, (FRN) (United Kingdom)(c)		3,000,000	3,009,480

TOTAL CORPORATE BONDS (Identified cost—$19,706,951)			19,578,876

SHORT-TERM INVESTMENTS	2.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.95%(h)		20,298,587	20,298,587

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$20,298,587)			20,298,587

TOTAL INVESTMENTS IN SECURITIES(i) (Identified cost—$1,006,683,760)	141.5%		1,041,866,760
LIABILITIES IN EXCESS OF OTHER ASSETS	(41.5)		(305,765,726)

NET ASSETS (Equivalent to $25.52 per share based on 28,844,929 shares of common stock outstanding)	100.0%		$736,101,034

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable[j]	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Fair Value
$ 60,000,000	1.117%	Quarterly	2.168%	Monthly	10/19/21	$—	$2,927,998	$2,927,998
90,000,000	1.203%	Quarterly	2.168%	Monthly	10/19/22	—	5,617,153	5,617,153
31,000,000	1.848%	Quarterly	2.168%	Monthly	10/19/22	—	1,081,938	1,081,938
90,000,000	1.288%	Quarterly	2.168%	Monthly	10/19/23	—	6,661,057	6,661,057

						$—	$16,288,146	$16,288,146

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	20,727,565	USD	24,102,427	10/2/18	$36,678
Brown Brothers Harriman	GBP	2,977,341	USD	3,864,321	10/2/18	(16,346)
Brown Brothers Harriman	USD	20,786,438	EUR	17,884,961	10/2/18	(21,096)
Brown Brothers Harriman	USD	3,886,710	GBP	2,977,341	10/2/18	(6,043)
Brown Brothers Harriman	USD	3,303,802	EUR	2,842,604	10/2/18	(3,396)
Brown Brothers Harriman	EUR	19,727,475	USD	22,981,916	11/2/18	21,888
Brown Brothers Harriman	GBP	2,949,051	USD	3,854,793	11/2/18	5,720

						$17,405

The amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the tables above are representative of the volume of activity for these derivative types during the nine months ended September 30, 2018.

Glossary of Portfolio Abbreviations

EUAMDB	Euribor ICE Swap Rate
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar
USISDA	United States Dollar Intercontinental Exchange Swap Rate

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at September 30, 2018.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $286,284,114, which represents 38.9% of the net assets of the Fund, of which 0.8% are illiquid.

(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $152,421,880, which represents 20.7% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $209,365,570, which represents 28.4% of the net assets of the Fund (19.9% of the managed assets of the Fund).

(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)	Rate quoted represents the annualized seven-day yield.
(i)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(j)	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2018.

Country Summary	% of Managed Assets
United States	51.3
United Kingdom	8.8
Japan	6.7
Netherlands	6.0
France	5.0
Switzerland	3.8
Canada	3.5
Australia	3.3
Italy	1.6
Ireland	1.3
Sweden	1.1
Spain	1.1
Jersey	0.9
Norway	0.9
South Korea	0.6
Hong Kong	0.5
Cayman Islands	0.5
Germany	0.1
Other	3.0

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a third-party pricing service.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

The following is a summary of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value:

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Total	Quoted Prices in Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs (Level 3)
		(Level 1)	(Level 2)
Preferred Securities—$25 Par Value	$91,767,563	$91,767,563	$—	$—
Preferred Securities—Capital Securities:
Food	5,591,740	—	—	5,591,740
Other Industries	909,720,619	—	909,720,619	—
Corporate Bonds	14,488,251	—	14,488,251	—
Short-Term Investments	20,298,587	—	20,298,587	—

Total Investments in Securities(a)	$1,041,866,760	$91,767,563	$944,507,457	$5,591,740	(b)

Interest Rate Swap Contracts	$16,288,146	$—	$16,288,146	$—
Forward Foreign Currency Exchange Contracts	64,286	—	64,286	—

Total Derivative Assets(a)	$16,352,432	$—	$16,352,432	$—

Forward Foreign Currency Exchange Contracts	$(46,881)	$—	$(46,881)	$—

Total Derivative Liabilities(a)	$(46,881)	$—	$(46,881)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2017	$5,776,194
Change in unrealized appreciation (depreciation)	(184,454)

Balance as of September 30, 2018	$5,591,740

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $(184,454).

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Item 2. Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing of this report.

(b)

During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Principal Executive Officer

Date: November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin Title: President and Principal Executive Officer		Name: James Giallanza Title: Principal Financial Officer

Date: November 21, 2018